Putnam
Equity
Income
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

[GRAPHIC OMITTED: TELESCOPE]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Although modest, the gain registered by Putnam Equity Income Fund for the six months ended May 31, 2003, is a welcome sign that the long drought in the equity markets at last may be ending. While the fund outperformed its Lipper peer group average, it underperformed its benchmark index. You will find the details on page 7.

In line with your fund's strategy of seeking out undervalued companies poised for positive change, the results in part reflect the performance of stocks that we believe have not demonstrated their full potential. The process may take a while, since the stock market itself will require some time to regain momentum. As the management team notes in its discussion of performance and strategy in the following report, the outlook for stocks appears brighter now than it has for quite some time.

Meanwhile, as we look back on one of the most challenging periods in investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Equity Income Fund posted a modest return at net asset value for the semiannual period ended May 31, 2003. The fund's class A shares returned 4.90% at net asset value and -1.11% at public offering price.

* Due to differences in individual holdings and weightings, the fund underperformed its benchmark, the Russell 1000 Value Index, which returned 5.40%.

* At net asset value, the fund's return for class A shares outperformed the average for its peer group, the Lipper Equity Income Funds category, which was 4.31% for the period.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund achieved positive returns at net asset value during the first half of the 2003 fiscal year. We are hopeful that the investing environment has finally wrestled free of a very tough bear market and that stronger results can be achieved over the long term. The fund's return was slightly behind that of its benchmark, primarily because of weak performance of specific holdings. As a rule, we target stocks that are out of favor but, in our opinion, are also poised to experience positive change. In an ideal world, other investors recognize the value of these stocks soon after we purchase them. In the real world, however, it often takes time for stocks to appreciate to what we consider their intrinsic value. Thus, at any given time, the portfolio typically includes some stocks that may be underperforming, some that may be outperforming, and others that are keeping pace with the market. During the period, the portfolio had a number of stocks that underperformed. Nevertheless, we are confident they have the potential to reward shareholders in time.

Fund Profile

Putnam Equity Income Fund seeks to invest in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields, and it may be appropriate for conservative investors who seek current income and capital appreciation.


* MARKET OVERVIEW

Although markets have remained volatile over the past six months, stocks have, overall, advanced during the period. Growth stocks dominated the market from January through April, but value stocks surged back into the forefront during May.

A number of factors contributed to a more upbeat market environment. The war in Iraq ended and energy prices dropped. Corporate profitability firmed up, as costs were trimmed to the bone. The Federal Reserve Board hinted that it may reduce the target short-term interest rate yet again to help spur the lethargic economy and prevent deflation. The U.S. dollar was weak relative to foreign currencies, and that was a positive for domestic companies selling products in foreign markets. The Bush administration signed into law the comprehensive Jobs and Growth Tax Relief Reconciliation Act of 2003. This will cut marginal income tax rates for all citizens, and provides for reduced taxes on stock dividends and capital gains. It also provides incentives for businesses to increase their capital spending. The ongoing boom in mortgage refinancing put money in consumers' pockets, allowing them to continue spending.

While these factors should help the economy grow, nagging problems persist that could dampen the rate of growth. Many industrial sectors still face excess capacity, and where that is the case, capital spending is likely to remain tepid. The number of unemployed workers has swelled, as has the level of personal debt carried by consumers. All told, markets currently provide plenty of attractive opportunities. At the same time, investors must continue to exercise a reasonable amount of caution.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Equities

Russell 1000 Value Index (midsize-company value stocks)           5.40%
-----------------------------------------------------------------------
S&P 500 Index (broad stock market)                                3.87%
-----------------------------------------------------------------------
MSCI World Index (international stocks)                           3.93%
-----------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)      10.00%
-----------------------------------------------------------------------

Bonds

Lehman Government Bond Index (government bonds)                   6.70%
-----------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                         15.38%
-----------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                            10.76%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/03.


* STRATEGY OVERVIEW

The fund maintained its strategy of investing in undervalued, out-of-favor stocks. As a general rule, we do not make large sector bets, but instead focus on selecting individual stocks that we believe are likely to outperform the market over time. We closely monitor each company's fundamentals, as well as the near- and long-term prospects of the company and the industry in which it operates, in an effort to manage the portfolio's risk exposure.

Since last summer, the fund has been positioned to benefit from an eventual recovery in business spending. It is our opinion that corporate spending will ultimately lead the economy out of its present lethargy. We also emphasized domestic companies that have foreign operations, and those that sell products in foreign markets. These appear likely to benefit from the weakness of the U.S. dollar relative to other currencies, which makes U.S. products cheaper, and thus more attractive, around the world.

Because mid-cap stocks were no longer as attractively discounted as they had been over the past three years, we reallocated assets into a smaller number of larger-cap stocks. The fund's bond allocation, which provides a small amount of additional income and price stability, now hovers around 6.1% of net assets. This marks a reduction since the beginning of the period, when bonds accounted for nearly 8% of fund net assets. As bond prices rallied throughout the period, we trimmed our positions and took profits.


[GRAPHIC OMITTED: vertical bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED*

                     as of              as of
                   11/30/02            5/31/03

Banking             12.8%               14.4%

Oil and gas          8.9%               10.3%

Financial            6.7%                7.5%

Insurance            5.7%                5.7%

Regional Bells       6.1%                5.2%

Footnote reads:
*This chart shows how the fund's top sector weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Portfolio holdings contributing most positively to fund performance were Computer Associates, Tyco International, USA Interactive, Washington Mutual, and Pharmacia. Computer Associates seemed to appreciate on the mere absence of bad news, as investor concern over management and accounting issues began to abate and the stock's low price and competitive market position came into focus. The same can be said for Tyco International, which started to recover as negative news about the company diminished. The fund continues to own shares of both companies, and we believe more upside potential is possible.

It's rare to find a company that has free cash flow and above-average growth rates, but USA Interactive has both. This multi-faceted company, which owns Ticketmaster and Hotels.com, provides a range of Internet services including travel, entertainment, banking, and dating. We established a position when the stock was priced at roughly half of its current value. As the stock appreciated during the period, it became less attractive in terms of its value characteristics. We trimmed the position to lock in profits, but the fund still holds shares.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

U.S. Bancorp
Banking

Verizon Communications, Inc.
Regional Bells

Bank of America Corp.
Banking

Hewlett-Packard Co.
Computers

SBC Communications, Inc.
Regional Bells

Union Pacific Corp.
Railroads

Bank of New York Co., Inc. (The)
Banking

JP Morgan Chase & Co.
Investment banking/brokerage

Footnote reads:
*These holdings represent 23.2% of the fund's net assets as of 5/31/03.
 The fund's holdings will change over time.


Wall Street's negative opinion of the management team at Washington Mutual pushed the stock price down and created an opportunity for us to purchase shares at an attractive discount. Our research painted a more favorable picture of this mortgage finance company, which had a history of increasing its dividend every quarter, and was also repurchasing shares to increase shareholder value. This long-term holding performed well during the period, and we added to the fund's position.

The fund purchased shares of drug manufacturer Pharmacia in anticipation of its merger with rival Pfizer. This proved rewarding, because, in essence, it amounted to picking up Pfizer at a discount to its then-market-price. The merger is now complete, and the position contributed positively to fund performance. Altria (formerly Philip Morris) suffered when the Miles tobacco litigation case, tried in Illinois, resulted in an unfavorable ruling for the tobacco company. Later, another high-profile legal decision, the Engels case, was overturned in favor of the tobacco companies. The positive bounce in tobacco stocks benefited the fund's return. The fund still owns a position in Altria, which has appreciated since the end of the reporting period.

As we mentioned earlier, several fund holdings underperformed and dampened fund results. Their weakness is the primary reason the fund lagged its benchmark for the period. J.C. Penney shares disappointed. The company's Eckerd Drug unit floundered and lost market share, leading investors to question management's ability to turn the situation around. The fund has not changed its position, and we believe the stock's long term potential is attractive.

McDonald's, King Pharmaceuticals, Pepsi Bottling Group, and Sara Lee also detracted from performance. The fund no longer holds McDonald's.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAMS

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. The members of the Large-Cap Value Team are Bart Geer (Portfolio Leader), Jeanne Mockard (Portfolio Member), Debby Kuenstner, Mike Abata, David King, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Jim Prusko (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, D. William Kohli, Michael Salm, John Van Tassel, and David Waldman.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As this report was being written, the outlook for the stock market seemed more positive than it has for some time. The combination of low interest rates, lower energy prices, a weaker dollar, the mortgage refinance boom, and the tax cut package appear likely to spur the economy in coming months. While it is still a low-yielding equity environment, in our opinion, the decline in yields in the fixed-income market and the potential for growth in dividends and enterprise values makes stocks look quite attractive when compared to bonds, over the next 10 years.

Among equities, value stocks remain attractive; however, we believe the low-hanging fruit in the value universe has probably been picked at present. We believe the period of time in which value greatly outperforms growth is over for now. Value stocks are clearly not as cheap as they once were. We remain positive on the outlook for value stocks, which have typically performed well over the long term.

Because Putnam Equity Income Fund is a yield-oriented fund, we feel doubly blessed by the recently enacted tax reform. The law provides for a reduction in the capital gains tax, which we believe may benefit the fund's secondary objective of capital appreciation. It also provides for a reduction in the tax on stock dividends, which we believe may enhance the valuation of the fund's yield stocks. Fund shareholders may also benefit directly on an after-tax basis.

Additionally, we expect the new law will encourage companies to return more of their excess capital to shareholders, which may result in rising yields over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


TOTAL RETURN FOR PERIODS ENDED 5/31/03

                        Class A          Class B          Class C          Class M       Class R
(inception dates)      (6/15/77)        (9/13/93)        (2/1/99)         (12/2/94)     (1/21/03)
                      NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP       NAV
-------------------------------------------------------------------------------------------------
6 months              4.90%  -1.11%    4.49%  -0.51%    4.47%   3.47%    4.61%    0.97%    4.87%
-------------------------------------------------------------------------------------------------
1 year               -7.12  -12.44    -7.81  -12.38    -7.76   -8.68    -7.62   -10.86    -7.27
-------------------------------------------------------------------------------------------------
5 years              10.63    4.29     6.60    4.97     6.61    6.61     7.94     4.13     9.34
Annual average        2.04    0.84     1.29    0.97     1.29    1.29     1.54     0.81     1.80
-------------------------------------------------------------------------------------------------
10 years            170.99  155.35   151.57  151.57   151.47  151.47   157.45   148.58   164.44
Annual average       10.48    9.83     9.66    9.66     9.66    9.66     9.92     9.53    10.21
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)       10.69   10.44     9.72    9.72     9.86    9.86     9.99     9.84    10.42
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                                Lipper Equity
                                           Russell 1000         Income Funds
                                           Value Index        category average*
-------------------------------------------------------------------------------
6 months                                      5.40%                 4.31%
-------------------------------------------------------------------------------
1 year                                       -7.86                 -8.79
-------------------------------------------------------------------------------
5 years                                       5.42                  1.09
Annual average                                1.06                  0.03
-------------------------------------------------------------------------------
10 years                                    178.41                128.73
Annual average                               10.78                  8.47
-------------------------------------------------------------------------------
Annual average
(life of fund)                                  --+                11.33
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/03, there were 197, 187, 129, and 46 funds, respectively, in this Lipper category.

+ The inception of the Russell 1000 Value Index was 12/31/78.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

                     Class A            Class B        Class C           Class M       Class R
--------------------------------------------------------------------------------------------------
Distributions
(number)               2                   2             2                   2             1
--------------------------------------------------------------------------------------------------
Income               $0.104             $0.060        $0.060              $0.074        $0.048
--------------------------------------------------------------------------------------------------
Capital gains          --                  --             --                --            --
--------------------------------------------------------------------------------------------------
  Total              $0.104             $0.060        $0.060              $0.074        $0.048
--------------------------------------------------------------------------------------------------
Share value:      NAV       POP           NAV           NAV           NAV       POP       NAV
--------------------------------------------------------------------------------------------------
11/30/02        $13.15    $13.95        $13.05        $13.10        $13.06    $13.53        --
--------------------------------------------------------------------------------------------------
1/21/03*            --        --            --            --            --        --    $12.90
--------------------------------------------------------------------------------------------------
5/31/03          13.68     14.51         13.57         13.62         13.58     14.07     13.68
--------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------
Current
dividend rate 1   1.52%     1.43%         0.88%         0.88%         1.09%     1.05%     1.40%
--------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2       1.66      1.56          0.94          0.94          1.18      1.11      1.41
--------------------------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                       Class A             Class B            Class C           Class M            Class R
(inception dates)     (6/15/77)           (9/13/93)          (2/1/99)          (12/2/94)          (1/21/03)
                     NAV      POP       NAV      CDSC      NAV      CDSC     NAV      POP            NAV
-------------------------------------------------------------------------------------------------------------
6 months           9.99%     3.66%     9.51%     4.51%    9.57%      8.57%   9.72%     5.92%         9.91%
-------------------------------------------------------------------------------------------------------------
1 year            -0.73     -6.43     -1.53     -6.40    -1.50      -2.47   -1.21     -4.68         -0.94
-------------------------------------------------------------------------------------------------------------
5 years           11.10      4.69      6.97      5.33     7.05       7.05    8.31      4.51          9.77
Annual average     2.13      0.92      1.36      1.04     1.37       1.37    1.61      0.89          1.88
-------------------------------------------------------------------------------------------------------------
10 years         170.51    154.94    150.83    150.83   150.88     150.88  156.89    147.77        163.90
Annual average    10.46      9.81      9.63      9.63     9.63       9.63    9.89      9.50         10.19
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    10.70     10.45      9.73      9.73     9.87       9.87   10.00      9.85         10.43
-------------------------------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.

COMPARATIVE INDEXES

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock  performance.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)

COMMON STOCKS (88.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            418,770 Boeing Co. (The)                                                                    $12,843,676
            192,120 Northrop Grumman Corp.                                                               16,896,954
            277,700 Raytheon Co.                                                                          8,897,508
                                                                                                      -------------
                                                                                                         38,638,138

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            188,400 Southwest Airlines Co.                                                                3,027,588

Banking (14.3%)
-------------------------------------------------------------------------------------------------------------------
            803,670 Bank of America Corp.                                                                59,632,314
          1,489,260 Bank of New York Co., Inc. (The)                                                     43,099,184
            397,270 BB&T Corp.                                                                           13,582,661
            320,485 Charter One Financial, Inc.                                                           9,761,973
            410,360 Comerica, Inc.                                                                       18,987,357
            259,300 Compass Bancshares, Inc.                                                              9,555,205
            472,600 FleetBoston Financial Corp.                                                          13,974,782
            102,470 Greenpoint Financial Corp.                                                            5,194,204
             77,160 M&T Bank Corp.                                                                        6,871,098
             60,576 South Trust Corp.                                                                     1,740,348
            213,100 State Street Corp.                                                                    8,163,861
            136,169 TCF Financial Corp.                                                                   5,404,548
          2,638,750 U.S. Bancorp                                                                         62,538,375
          1,023,250 Wachovia Corp.                                                                       41,114,185
          1,052,132 Washington Mutual, Inc.                                                              42,905,943
            279,660 Wells Fargo & Co.                                                                    13,507,578
            424,610 Zions Bancorp.                                                                       21,663,602
                                                                                                      -------------
                                                                                                        377,697,218

Beverage (0.7%)
-------------------------------------------------------------------------------------------------------------------
            278,880 Coca-Cola Enterprises, Inc.                                                           5,229,000
            712,480 Pepsi Bottling Group, Inc. (The)                                                     14,527,467
                                                                                                      -------------
                                                                                                         19,756,467

Building Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------
            140,700 Masco Corp.                                                                           3,461,220

Cable Television (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,169,250 Comcast Corp. Class A (Special) (NON)                                                33,697,785

Chemicals (2.0%)
-------------------------------------------------------------------------------------------------------------------
             42,200 Avery Dennison Corp.                                                                  2,341,256
            757,550 Dow Chemical Co. (The)                                                               24,090,090
            575,430 Engelhard Corp.                                                                      14,472,065
            257,090 PPG Industries, Inc.                                                                 12,502,287
                                                                                                      -------------
                                                                                                         53,405,698

Computers (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,777,050 Hewlett-Packard Co.                                                                  54,152,475
            161,400 IBM Corp.                                                                            14,209,656
                                                                                                      -------------
                                                                                                         68,362,131

Conglomerates (2.2%)
-------------------------------------------------------------------------------------------------------------------
              7,274 Berkshire Hathaway, Inc. Class B (NON)                                               17,268,476
            559,900 Honeywell International, Inc.                                                        14,669,380
          1,475,510 Tyco International, Ltd. (Bermuda)                                                   26,116,527
                                                                                                      -------------
                                                                                                         58,054,383

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            286,150 MBNA Corp.                                                                            5,737,308

Consumer Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------
            364,660 Fortune Brands, Inc.                                                                 19,108,184
            420,700 Kimberly-Clark Corp.                                                                 21,846,951
                                                                                                      -------------
                                                                                                         40,955,135

Electric Utilities (5.1%)
-------------------------------------------------------------------------------------------------------------------
          2,124,420 CenterPoint Energy, Inc.                                                             20,288,211
            167,890 Constellation Energy Group, Inc.                                                      5,565,554
            273,670 Dominion Resources, Inc.                                                             17,241,210
            705,990 DPL, Inc.                                                                            11,542,937
            552,350 Edison International (NON)                                                            8,992,258
            238,785 Entergy Corp.                                                                        12,342,797
            190,700 Exelon Corp.                                                                         10,927,110
            249,770 FirstEnergy Corp.                                                                     9,194,034
            456,590 Northeast Utilities                                                                   7,378,494
            701,630 PG&E Corp. (NON)                                                                     11,927,710
            432,350 Progress Energy, Inc.                                                                20,341,992
                                                                                                      -------------
                                                                                                        135,742,307

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
            111,870 Emerson Electric Co.                                                                  5,850,801

Electronics (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,182,400 Celestica, Inc. (Canada) (NON)                                                       17,168,448
          1,246,230 Flextronics International, Ltd. (Singapore) (NON)                                    13,210,038
             88,480 W.W. Grainger, Inc.                                                                   4,132,016
                                                                                                      -------------
                                                                                                         34,510,502

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            568,230 GlobalSantaFe Corp. (Cayman Islands)                                                 14,137,562

Financial (7.3%)
-------------------------------------------------------------------------------------------------------------------
            201,080 CIT Group, Inc.                                                                       4,823,909
          2,752,860 Citigroup, Inc.                                                                     112,922,317
            110,251 Contifinancial Corp. Liquidating Trust Units                                              1,103
            346,320 Fannie Mae                                                                           25,627,680
            571,180 Freddie Mac                                                                          34,162,276
            493,980 PMI Group, Inc. (The)                                                                15,145,427
                                                                                                      -------------
                                                                                                        192,682,712

Food (1.4%)
-------------------------------------------------------------------------------------------------------------------
            471,410 H.J. Heinz Co.                                                                       15,589,529
            293,020 Kraft Foods, Inc. Class A                                                             9,493,848
                 11 PSF Group Holdings, Inc. 144A Class A (NON)                                              19,268
            635,200 Sara Lee Corp.                                                                       11,573,344
                                                                                                      -------------
                                                                                                         36,675,989

Forest Products and Packaging (1.7%)
-------------------------------------------------------------------------------------------------------------------
            355,700 Abitibi-Consolidated, Inc. (Canada)                                                   2,411,646
            246,180 Boise Cascade Corp.                                                                   6,048,643
            942,360 Smurfit-Stone Container Corp. (NON)                                                  13,965,775
            685,130 Sonoco Products Co.                                                                  15,394,871
            138,210 Weyerhaeuser Co.                                                                      6,963,020
                                                                                                      -------------
                                                                                                         44,783,955

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgeralds Gaming Corp. (NON)                                                                2

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            121,500 CIGNA Corp.                                                                           6,816,150
                 90 Genesis Health Ventures, Inc. (NON)                                                       1,553
                 68 Mariner Health Care, Inc. (NON)                                                             510
                 28 Sun Healthcare Group, Inc. (NON)                                                             28
                                                                                                      -------------
                                                                                                          6,818,241

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------------------------------------------
            198,470 Whirlpool Corp.                                                                      11,292,943

Insurance (5.2%)
-------------------------------------------------------------------------------------------------------------------
            997,784 ACE, Ltd. (Bermuda)                                                                  36,419,116
            428,330 American International Group, Inc.                                                   24,791,740
            235,480 AON Corp.                                                                             6,042,417
            234,890 MBIA, Inc.                                                                           11,756,245
            448,640 Radian Group, Inc.                                                                   18,066,733
            788,464 Travelers Property Casualty Corp. Class B                                            12,749,463
            333,314 XL Capital, Ltd. Class A (Bermuda)                                                   29,014,984
                                                                                                      -------------
                                                                                                        138,840,698

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,311,590 JPMorgan Chase & Co.                                                                 43,098,847
            621,570 Merrill Lynch & Co., Inc.                                                            26,913,981
                                                                                                      -------------
                                                                                                         70,012,828

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
            267,350 Marriott International, Inc. Class A                                                 10,453,385
            574,400 Royal Caribbean Cruises, Ltd.                                                        11,924,544
                                                                                                      -------------
                                                                                                         22,377,929

Machinery (1.0%)
-------------------------------------------------------------------------------------------------------------------
            501,760 Ingersoll-Rand Co. Class A (Bermuda)                                                 21,977,088
            132,790 Parker-Hannifin Corp.                                                                 5,368,700
                                                                                                      -------------
                                                                                                         27,345,788

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            567,820 Dover Corp.                                                                          17,210,624

Media (3.3%)
-------------------------------------------------------------------------------------------------------------------
            542,500 AOL Time Warner, Inc. (NON)                                                           8,256,850
          3,298,319 Liberty Media Corp. Class A (NON)                                                    38,590,332
            374,020 USA Interactive (NON)                                                                14,381,069
          1,304,980 Walt Disney Co. (The)                                                                25,642,857
                                                                                                      -------------
                                                                                                         86,871,108

Medical Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            214,400 AmerisourceBergen Corp.                                                              13,440,736

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             32,600 Alcoa, Inc.                                                                             802,286

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            140,000 NiSource, Inc.                                                                        2,745,400

Office Equipment & Supplies (0.3%)
-------------------------------------------------------------------------------------------------------------------
            217,000 Pitney Bowes, Inc.                                                                    8,334,970

Oil & Gas (10.2%)
-------------------------------------------------------------------------------------------------------------------
            127,825 Apache Corp.                                                                          8,426,224
            840,220 BP PLC ADR (United Kingdom)                                                          35,196,816
            174,420 Burlington Resources, Inc.                                                            9,294,842
            722,707 ConocoPhillips                                                                       39,004,497
          2,379,820 Exxon Mobil Corp.                                                                    86,625,448
            324,750 Noble Corp. (Cayman Islands) (NON)                                                   11,580,585
            638,240 Royal Dutch Petroleum Co. ADR (Netherlands)                                          29,071,832
            353,350 TotalFinaElf SA ADR (France)                                                         25,988,893
            828,750 Unocal Corp.                                                                         24,937,088
             31,700 Valero Energy Corp.                                                                   1,188,750
                                                                                                      -------------
                                                                                                        271,314,975

Pharmaceuticals (2.8%)
-------------------------------------------------------------------------------------------------------------------
            588,280 Abbott Laboratories                                                                  26,207,874
            838,860 King Pharmaceuticals, Inc. (NON)                                                     12,004,087
          1,126,376 Pfizer, Inc.                                                                         34,940,184
                                                                                                      -------------
                                                                                                         73,152,145

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            101,780 Knight-Ridder, Inc.                                                                   7,169,383

Railroads (2.1%)
-------------------------------------------------------------------------------------------------------------------
            180,770 Canadian National Railway Co. (Canada)                                                9,121,654
            743,540 Union Pacific Corp.                                                                  45,348,505
                                                                                                      -------------
                                                                                                         54,470,159

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            961,630 Equity Office Properties Trust (R)                                                   25,877,463

Regional Bells (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,098,852 BellSouth Corp.                                                                      29,130,567
          1,796,230 SBC Communications, Inc.                                                             45,732,016
          1,649,680 Verizon Communications, Inc.                                                         62,440,388
                                                                                                      -------------
                                                                                                        137,302,971

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            220,900 Darden Restaurants, Inc.                                                              4,376,029
             85,150 Yum! Brands, Inc. (NON)                                                               2,380,794
                                                                                                      -------------
                                                                                                          6,756,823

Retail (2.5%)
-------------------------------------------------------------------------------------------------------------------
            217,600 CVS Corp.                                                                             5,679,360
            247,520 Federated Department Stores, Inc.                                                     8,044,400
          1,010,760 JC Penney Co., Inc. (Holding Co.)                                                    17,506,363
            774,390 Limited, Inc. (The)                                                                  11,817,191
            906,090 Office Depot, Inc. (NON)                                                             12,141,606
            595,060 TJX Cos., Inc. (The)                                                                 10,830,092
                                                                                                      -------------
                                                                                                         66,019,012

Software (1.4%)
-------------------------------------------------------------------------------------------------------------------
            468,538 BMC Software, Inc. (NON)                                                              7,946,404
          1,369,960 Computer Associates International, Inc.                                              29,687,033
                                                                                                      -------------
                                                                                                         37,633,437

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            568,450 BearingPoint, Inc. (NON)                                                              5,394,591

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
            653,920 AT&T Wireless Services, Inc. (NON)                                                    5,080,958

Tobacco (1.5%)
-------------------------------------------------------------------------------------------------------------------
            982,840 Altria Group, Inc.                                                                   40,591,292

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,107,200 Republic Services, Inc. (NON)                                                        26,473,152
            445,200 Waste Management, Inc.                                                               11,339,244
                                                                                                      -------------
                                                                                                         37,812,396

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
                302 Jasper Energy 144A (NON)                                                                     19
                 62 York Research Corp. 144A (NON)                                                                4
                                                                                                      -------------
                                                                                                                 23
                                                                                                      -------------
                    Total Common Stocks (cost $2,153,635,839)                                        $2,341,846,080

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
         $7,212,583 4 1/2s, May 1, 2018                                                                  $7,407,587
          4,831,000 4 1/2s, TBA, June 1, 2018                                                             4,953,282
                    Federal National Mortgage Association Pass-Through Certificates
            953,247 7 1/2s, with due dates from October 1, 2029 to June 1, 2031                           1,013,775
          2,731,855 7s, with due dates from June 1, 2029 to July 1, 2032                                  2,877,968
            126,554 6 1/2s, November 1, 2010                                                                133,401
          1,270,607 6 1/2s, TBA, June 1, 2033                                                             1,324,211
             79,998 6s, March 1, 2017                                                                        83,350
          4,816,000 5s, TBA, July 1, 2033                                                                 4,921,350
          7,737,000 5s, TBA, June 1, 2033                                                                 7,937,682
                    Government National Mortgage Association Pass-Through Certificates
            329,716 7s, with due dates from December 15, 2029 to November 15, 2031                          347,465
            182,648 6 1/2s, May 15, 2032                                                                    191,514
          1,064,000 5 1/2s, TBA, June 1, 2033                                                             1,110,882
          5,400,000 5s, TBA, July 1, 2033                                                                 5,550,185
                                                                                                      -------------
                                                                                                         37,852,652

U.S. Government and Agency Obligations (0.3%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
            965,000 7 1/4s, May 15, 2030                                                                  1,310,814
          5,377,000 7 1/4s, January 15, 2010                                                              6,733,924
                                                                                                      -------------
                                                                                                          8,044,738

U.S. Treasury Obligations (0.5%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
           $500,000 11 1/4s, February 15, 2015                                                              865,528
          2,943,000 6 1/4s, May 15, 2030                                                                  3,773,017
            785,000 6 1/4s, August 15, 2023                                                                 982,722
          1,410,000 6 1/8s, August 15, 2029 (SEG)                                                         1,771,919
          2,145,000 6s, February 15, 2026 (SEG)                                                           2,627,207
          1,735,000 U.S. Treasury Notes 6 1/2s, February 15, 2010                                         2,127,002
                                                                                                      -------------
                                                                                                         12,147,395
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $55,993,159)                     $58,044,785

CONVERTIBLE PREFERRED STOCKS (1.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            114,396 Anthem, Inc. $3.00 units cv. pfd.                                                   $10,238,442
            108,160 Boise Cascade Corp. $3.75 units cv. pfd.                                              4,596,800
             74,600 CenterPoint Energy, Inc. 2.00% cv. pfd.                                               2,321,925
             93,734 Dominion Resources, Inc. $4.75 cv. pfd.                                               5,460,006
            186,950 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                               8,366,013
            175,948 Hartford Financial Services Group, Inc. (The) $3.00 cv. pfd.                          8,863,381
             67,737 Hartford Financial Services Group, Inc. (The) $3.50 cv. pfd.                          3,522,324
                962 Hercules Trust II 6.50% units cum. cv. pfd.                                             562,770
             19,499 Northrop Grumman Corp. 7.25% cv. pfd.                                                 1,942,588
             76,763 Raytheon Co. $4.125 units cv. pfd.                                                    4,327,514
             99,923 Solectron Corp. $1.813 units cv. pfd.                                                 1,249,038
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $46,336,299)                               $51,450,801

CONVERTIBLE BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $4,709,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                      $7,693,329
          1,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes 8 1/4s, 2006                  2,777,375
          7,107,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 6,929,325
         12,942,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              13,524,390
          1,115,000 Tyco International Group SA 144A cv. company guaranty 2 3/4s,
                    2018 (Luxembourg)                                                                     1,191,656
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $27,619,607)                                $32,116,075

COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Arc Net Interest Margin Trust
           $129,545 Ser. 02-5A, Class A, 7 3/4s, 2032                                                      $128,711
            120,964 Ser. 02-2, Class A, 7 3/4s, 2032                                                        120,763
             97,031 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                     97,014
                    Asset Securitization Corp.
            145,000 Ser. 97-MD7, Class A1B, 7.41s, 2030                                                     164,599
            277,549 Ser. 95-MD4, Class A1, 7.1s, 2029                                                       306,307
            261,000 Ser. 97-D5, Class A1C, 6 3/4s, 2043                                                     300,962
            225,052 Banc of America Commercial Mortgage, Inc. Ser. 00-2, Class A1,
                    7.02s, 2032                                                                             254,624
          5,402,000 Bayview Financial Acquisition Trust Ser. 03-X, Class AIO1,
                    Interest Only (IO), 1.52s, 2006                                                          88,627
             88,474 Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
                    6.34s, 2030                                                                              92,801
            406,726 Chase Manhattan Bank-First Union National Ser. 99-1, Class A1,
                    7.134s, 2031                                                                            452,958
            400,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
                    6.57s, 2007                                                                             451,313
          5,866,057 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.91s, 2020                    346,156
             48,439 Commercial Mortgage Pass-Through Certificates Ser. 00-C1, Class A1,
                    7.206s, 2033                                                                             54,252
                    Countrywide Home Loan
            209,534 Ser. 98-A12, Class A14, 8s, 2028                                                        214,214
            147,422 Ser. 98-3, Class A5, 6 3/4s, 2028                                                       150,077
            199,812 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
                    6 1/2s, 2024                                                                            203,730
                    CS First Boston Mortgage Securities Corp.
          1,065,000 Ser. 97-C2, Class A2, 6.52s, 2035                                                     1,138,938
            251,762 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      262,658
             49,910 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                     51,329
            883,230 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A, 6.93s, 2009                      992,629
          4,193,961 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1, Class S, IO,
                    1.08s, 2010                                                                             248,423
                    Fannie Mae
            464,589 Ser. 02-36, Class SJ, 16.825s, 2029                                                     526,360
          1,040,272 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    1,152,852
            496,686 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     550,438
            348,510 Ser. 01-T12, Class A2, 7 1/2s, 2041                                                     386,227
            676,576 Ser. 01-T8, Class A1, 7 1/2s, 2041                                                      749,796
            565,737 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                      626,962
            422,110 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      467,791
            935,224 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,036,436
            163,590 Ser. 02-T18, Class A3, 7s, 2042                                                         178,771
          1,594,631 Ser. 02-T16, Class A2, 7s, 2042                                                       1,742,616
          1,071,863 Ser. 03-W6, Class 11, IO, 2.402s, 2042                                                   32,520
            954,001 Ser. 03-W6, Class 21, IO, 2.063s, 2042                                                   21,527
            180,408 Ser. 02-27, Class SQ, IO, 6.68s, 2032                                                     4,961
          1,006,605 Ser. 02-36, Class QH, IO, 6.73s, 2029                                                    62,253
          6,308,692 Ser. 329, Class 2, IO, 5.5s, 2032                                                       889,147
          2,567,642 Ser. 03-22, IO, 6s, 2033                                                                280,836
          1,887,964 Ser. 03-W6, Class 51, IO, 0.667s, 2042                                                   38,022
          6,736,857 Ser. 01-T12, Class IO, 0.5723s, 2041                                                    120,000
          3,154,821 Ser. 03-W4, Class 3A, IO, 0.449s, 2042                                                   46,336
          2,908,804 Ser. 03-W6, Class 3, IO, 0.365s, 2042                                                    32,968
          2,839,742 Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                   30,988
          5,067,139 Ser. 02-T1, IO, 0.42s, 2031                                                              68,090
          7,877,753 Ser. 03-T2, Class 2, IO, 2.03s, 2042                                                    284,387
            349,299 Ser. 03-W3, Class 2IO2, IO, 2.51s, 2042                                                  11,373
            670,750 Ser. 03-W3, Class 2IO1, IO, 0.68s, 2042                                                  14,944
          4,647,351 Ser. 03-W2, Class 1, IO, 0.47s, 2042                                                     68,781
          4,721,147 Ser. 03-W3, Class 1, IO, 0.43s, 2042                                                     67,269
             13,072 Ser. 02-W4, Principal Only (PO), zero %, 2042                                            10,196
            110,482 Ser. 01-T4, PO, zero %, 2041                                                             86,176
             38,305 Ser. 01-T7, PO, zero %, 2041                                                             29,878
             21,238 Ser. 01-T3, PO, zero %, 2040                                                             16,566
              8,143 Ser. 01-T1, PO, zero %, 2040                                                              6,351
             10,996 Ser. 02-T4, PO, zero %, 2031                                                              8,577
             29,154 Ser. 02-T1, PO, zero %, 2031                                                             22,740
              8,364 Ser. 02-T6, PO, zero %, 2031                                                              6,524
              4,185 Ser. 01-T12, PO, zero %, 2031                                                             3,264
                    Fannie Mae
             31,786 Ser. 00-T6, PO, zero %, 2030                                                             24,793
             10,501 Ser. 02-W7, PO, zero %, 2029                                                              8,191
             13,623 Ser. 02-W3, PO, zero %, 2028                                                             10,626
          1,190,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                      1,391,890
            221,290 First Union-Chase Commercial Mortgage Ser. 99-C2, Class A1,
                    6.363s, 2031                                                                            238,699
                    First Union-Lehman Brothers Commercial Mortgage Trust II
            430,000 Ser. 97-C1, Class A3, 7.38s, 2029                                                       496,435
            128,991 Ser. 97-C1, Class A2, 7.3s, 2029                                                        133,289
                    Freddie Mac
            194,599 Ser. 2028, Class SG, IO, 13.568s, 2023                                                    4,378
             36,331 Ser. 2355, Class WI, IO, 6.5s, 2026                                                         173
            577,795 Ser. 2422, Class IB, IO, 6.5s, 2028                                                      11,014
          1,218,565 Ser. 2579, Class DI, IO, 5.5s, 2023                                                     168,893
            393,500 Ser. 2553, Class IJ, IO, 5.5s, 2020                                                      25,516
            165,867 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                  166,157
            438,325 General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
                    Class D3, 3.56s, 2014                                                                   438,548
                    GMAC Commercial Mortgage Securities, Inc.
            636,000 Ser. 97-C2, Class A2, 6.55s, 2007                                                       655,080
          1,979,459 Ser. 99-C1, Class X, IO, 0.654s, 2033                                                    62,786
             50,000 GMAC Commercial Mortgage Securities, Inc. 144A Ser. 03-C1,
                    Class G, 4.817s, 2036                                                                    51,514
            267,693 Government National Mortgage Association Ser. 98-2, Class EA,
                    PO, zero %, 2028                                                                        251,228
            170,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 2.729s, 2041
                    (United Kingdom)                                                                        168,951
                    GS Mortgage Securities Corp. II
            425,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                     479,930
             52,351 Ser. 98-GLII, Class A1, 6.312s, 2031                                                     56,434
            765,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.439s, 2040                                 760,067
                    Housing Securities Inc.
             63,705 Ser. 93-F, Class F9M2, 7s, 2023                                                          63,805
              5,548 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                        5,515
            712,522 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9, Class A1,
                    7.59s, 2032                                                                             787,501
                    LB Commercial Conduit Mortgage Trust
            530,000 Ser. 98-C1, Class A2, 6.4s, 2007                                                        567,934
            322,968 Ser. 98-C4, Class A1A, 5.87s, 2006                                                      340,429
                    LB-UBS Commercial Mortgage Trust
            736,442 Ser. 00-C3, Class A1, 7.95s, 2009                                                       844,159
            678,070 Ser. 00-C4, Class A1, 7.18s, 2009                                                       775,106
          2,320,000 LB-UBS Commercial Mortgage Trust 144A Ser. 03-C1, Class XCP, IO,
                    1.481s, 2036                                                                            163,188
            565,622 Merit Securities Corp. FRB Ser. 11PA, Class 3A1, 1.939s, 2027                           546,885
                    Merrill Lynch Mortgage Investors, Inc.
            269,059 Ser. 97-C1, Class A2, 7.03s, 2029                                                       272,394
             25,000 Ser. 96-C2, Class A3, 6.96s, 2028                                                        27,551
             46,699 Ser. 98-C2, Class A1, 6.22s, 2030                                                        48,100
          1,315,000 Merrill Lynch Mortgage Trust 144A Ser. 02-MW1, Class XP, IO,
                    1.674s, 2034                                                                             96,981
                    Morgan Stanley Capital I
             99,536 Ser. 99-CAM1, Class A2, 6.76s, 2008                                                     109,946
            345,704 Ser. 98-CF1, Class A1, 6.33s, 2007                                                      368,688
                    Morgan Stanley Dean Witter Capital I
            111,017 Ser. 00-LIF2, Class A1, 6.96s, 2008                                                     126,240
          2,845,000 Ser. 03-TOP9, Class X2, IO, 1.524s, 2036                                                236,675
                    Morgan Stanley Dean Witter Capital I 144A
             73,856 FRB Ser. 01-XLF, Class D, 2.834s, 2013                                                   73,856
             56,412 FRB Ser. 01-XLF, Class E, 2.784s, 2013                                                   56,412
          4,693,000 Prudential Commercial Mortgage Trust 144A Ser. 03-PWR1, Class X2,
                    IO, 1.73s, 2036                                                                         402,571
             10,086 Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                       10,091
                    Prudential Home Mortgage Securities 144A
             27,327 Ser. 94-31, Class B3, 8s, 2009                                                           27,310
            103,354 Ser. 95-D, Class 5B, 6.98s, 2024                                                        109,805
             83,903 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B1, 7.359s, 2025                      83,903
            696,965 Salomon Brothers Mortgage Securities VII 144A Ser. 00-C2, Class X,
                    IO, 0.833s, 2033                                                                         32,235
            250,000 Starwood Asset Receivables Trust FRN Ser. 02-1A, Class F, 2.655s, 2020                  250,150
             90,393 TIAA Commercial Real Estate Securitization Ser. 01-C1A, Class A1,
                    5.77s, 2016                                                                              96,057
            915,547 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                 1,014,262
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $28,963,806)                        $28,946,349

CORPORATE BONDS AND NOTES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (--%)
-------------------------------------------------------------------------------------------------------------------
            $25,000 General Dynamics Corp. notes 3s, 2008                                                   $25,310
            105,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                    127,218
                                                                                                      -------------
                                                                                                            152,528

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            280,172 Continental Airlines, Inc. pass-through certificates Ser. 98-1C,
                    6.541s, 2009                                                                            183,136
            615,000 Continental Airlines, Inc. pass-through certificates Ser. 98-2, 6.32s, 2008             567,273
                                                                                                      -------------
                                                                                                            750,409

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            445,000 DaimlerChrysler NA Holding Corp. notes 3 3/4s, 2008                                     445,686
            210,000 Dana Corp. notes 9s, 2011                                                               218,925
            300,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              312,394
            410,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                             422,041
                                                                                                      -------------
                                                                                                          1,399,046

Banking (0.1%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Bank of America Corp. sub. notes 7.4s, 2011                                             135,799
            640,000 Bank United Corp. notes Ser. A, 8s, 2009                                                759,238
             20,000 Capital One Bank sr. notes Ser. BKNT, 6.7s, 2008                                         21,251
            770,000 Citicorp sub. notes 6 3/8s, 2008                                                        890,462
            115,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   132,486
            335,000 Colonial Bank sub. notes 8s, 2009                                                       357,789
            180,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                         211,822
            110,000 HSBC Capital Funding LP 144A bank guaranty FRN 9.547s,
                    2049 (Jersey)                                                                           146,441
            185,000 National City Corp. sub. notes 7.2s, 2005                                               203,657
            315,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       392,003
            210,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          242,134
            205,000 Royal Bank of Scotland Group PLC FRB 7.648s, 2031 (United Kingdom)                      265,389
            120,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         144,600
                                                                                                      -------------
                                                                                                          3,903,071

Beverage (--%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                 17,744
             20,000 Coors Brewing Co. company guaranty 6 3/8s, 2012                                          23,265
            195,000 PepsiAmericas, Inc. notes Ser. MTN, 3 7/8s, 2007                                        202,534
                                                                                                      -------------
                                                                                                            243,543

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
            240,000 News America Holdings, Inc. debs. 7.7s, 2025                                            287,649
             95,000 News America, Inc. sr. notes 6 5/8s, 2008                                               108,158
            100,000 Viacom, Inc. company guaranty 7.7s, 2010                                                125,184
                                                                                                      -------------
                                                                                                            520,991

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            610,000 Comcast Corp. notes 5.3s, 2014                                                          627,355
            110,000 Cox Communications, Inc. notes 7 3/4s, 2010                                             135,010
                                                                                                      -------------
                                                                                                            762,365

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               33,300
             95,000 Dow Chemical Co. (The) debs. 8.55s, 2009                                                115,063
            123,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                           124,845
             55,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                            63,250
              9,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                   9,810
             80,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                         78,600
            120,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   117,900
             60,000 Millennium America, Inc. company guaranty 9 1/4s, 2008                                   64,800
             50,000 Millennium America, Inc. company guaranty 7s, 2006                                       50,000
             20,000 Praxair, Inc. notes 6 3/8s, 2012                                                         23,591
                                                                                                      -------------
                                                                                                            681,159

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
             24,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        24,540
             57,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                        58,853
             55,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                              55,138
                                                                                                      -------------
                                                                                                            138,531

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Capital One Financial Corp. notes 7 1/4s, 2006                                           57,750
            450,000 Household Finance Corp. notes 7s, 2012                                                  531,944
                                                                                                      -------------
                                                                                                            589,694

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Newell Rubbermaid, Inc. notes 4s, 2010                                                   36,033

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
             96,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                      101,760
             65,000 Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012                                         69,144
                                                                                                      -------------
                                                                                                            170,904

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Alabama Power Co. sr. notes Ser. X, 3 1/8s, 2008                                        244,376
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       271,320
             60,000 CenterPoint Energy Resources Corp. notes 7 3/4s, 2011                                    70,051
            190,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                                 217,222
             25,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                         27,777
            325,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                            348,944
             45,000 Monongahela Power Co. 1st mtge. 5s, 2006                                                 44,663
            400,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                    470,774
                121 Northeast Utilities notes Ser. A, 8.58s, 2006                                               140
            140,000 Northern States Power Co. 1st mtge. Ser. B, 8s, 2012                                    178,379
             60,000 Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012                                      68,987
            195,000 Pepco Holdings, Inc. notes 5 1/2s, 2007                                                 211,433
            445,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                        482,238
             40,000 South Carolina Electric & Gas Co. 1st mtge. 5.3s, 2033                                   40,954
             80,000 Tampa Electric Co. notes 6 7/8s, 2012                                                    94,623
             65,000 TXU Energy Co. 144A notes 7s, 2013                                                       72,586
             50,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                           55,000
                                                                                                      -------------
                                                                                                          2,899,467

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Emerson Electric Co. notes 4 5/8s, 2012                                                 132,435

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
             42,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                          45,045
             70,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                    72,450
            215,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         251,285
                                                                                                      -------------
                                                                                                            368,780

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                          1

Financial (0.2%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                      405,155
             90,000 Aegon NV notes 4 3/4s, 2013 (Netherlands)                                                91,573
             75,000 Allstate Corp. bonds 5.35s, 2033                                                         75,639
            210,000 Associates First Capital Corp. debs. 6.95s, 2018                                        263,481
            305,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                        344,594
             50,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                             45,750
             60,000 Fund American Cos. Inc. notes 5 7/8s, 2013                                               62,190
             30,000 General Electric Capital Corp. company guaranty 7 7/8s, 2006                             35,281
             55,000 General Electric Capital Corp. notes Ser. A, 6s, 2012                                    62,577
             30,000 Hartford Financial Services Group, Inc. (The) notes 2 3/8s, 2006                         30,032
            675,000 Heller Financial, Inc. notes 7 3/8s, 2009                                               826,292
             75,000 International Lease Finance Corp. notes 2.95s, 2006                                      75,076
          1,805,000 JP Morgan HYDI notes 6.4s, 2008                                                       1,820,794
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        341,594
            635,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                            675,323
             40,000 Protective Life Corp. notes 4.3s, 2013                                                   39,845
            125,000 St. Paul Co., Inc. (The) sr. notes 5 3/4s, 2007                                         135,600
                                                                                                      -------------
                                                                                                          5,330,796

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Archer Daniels Midland Co. notes 5.935s, 2032                                           109,499
            265,000 Campbell Soup Co. notes 6 3/4s, 2011                                                    316,384
             65,000 Dean Foods Co. sr. notes 8.15s, 2007                                                     70,200
             25,000 Kellogg Co. notes 6s, 2006                                                               27,647
             65,000 Kellogg Co. notes 2 7/8s, 2008                                                           64,907
            290,000 Kraft Foods, Inc. notes 5 5/8s, 2011                                                    316,220
             80,000 Unilever Capital Corp. bonds 5.9s, 2032                                                  89,526
                                                                                                      -------------
                                                                                                            994,383

Forest Products and Packaging (--%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                             2,218
             39,000 Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                 32,370
             45,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                 43,650
            400,000 International Paper Co. notes 6 3/4s, 2011                                              467,975
             65,000 International Paper Co. notes 5.85s, 2012                                                71,763
             21,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                           23,625
             39,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                     43,583
             20,000 Smurfit Capital Funding PLC notes 6 3/4s, 2005 (Ireland)                                 20,450
                                                                                                      -------------
                                                                                                            705,634

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                               58,850
             45,000 International Game Technology sr. notes 8 3/8s, 2009                                     54,113
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     73,806
             40,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                           44,050
            125,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          137,813
            145,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  154,788
             40,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                    42,800
             70,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                               76,125
                                                                                                      -------------
                                                                                                            642,345

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        158,985
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          638
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          450
                                                                                                      -------------
                                                                                                            160,073

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             95,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             104,025
             77,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      92,309
             30,000 Standard Pacific Corp. sr. notes 8 1/2s, 2007                                            31,125
             60,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                   65,400
                                                                                                      -------------
                                                                                                            292,859

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Maytag Corp. notes Ser. MTN, 5s, 2015                                                    56,233

Investment Banking/Brokerage (--%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Goldman Sachs Group, Inc. (The) notes 5 1/2s, 2014                                      336,577
            370,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                  406,170
                                                                                                      -------------
                                                                                                            742,747

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
             75,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                   80,438
             76,000 ITT Corp. notes 6 3/4s, 2005                                                             78,565
             30,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 7/8s, 2012                                                                             31,800
             50,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 3/8s, 2007                                                                             52,375
                                                                                                      -------------
                                                                                                            243,178

Manufacturing (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Bunge Ltd. Finance Corp. 144A notes 5 7/8s, 2013                                         20,480

Media (--%)
-------------------------------------------------------------------------------------------------------------------
            300,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                346,940
            215,000 AOL Time Warner, Inc. notes 5 5/8s, 2005                                                227,667
                                                                                                      -------------
                                                                                                            574,607

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 AmerisourceBergen Corp. company guaranty 7 1/4s, 2012                                    54,000
             35,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                           38,413
             80,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           1,200
            110,000 Service Corp. International notes 6s, 2005                                              110,550
                                                                                                      -------------
                                                                                                            204,163

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Falconbridge, Ltd. bonds 5 3/8s, 2015 (Canada)                                           54,027

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            245,000 Duke Energy Field Services, LLC notes 7 7/8s, 2010                                      294,480
            105,000 Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                              121,229
                                                                                                      -------------
                                                                                                            415,709

Oil & Gas (0.1%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Amerada Hess Corp. notes 7 1/8s, 2033                                                    57,525
            105,000 Amerada Hess Corp. notes 5.9s, 2006                                                     114,607
            160,000 Canadian Natural Resources, Ltd. sr. notes 6.45s, 2033 (Canada)                         185,818
             90,000 MidAmerican Energy Holdings Co. sr. notes 4 5/8s, 2007                                   95,041
             28,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          30,800
             65,000 Noble Affilitates, Inc. sr. notes 8s, 2027                                               80,753
             30,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              36,936
            220,000 Union Oil Co. of California company guaranty 7 1/2s, 2029                               272,063
             51,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                           55,080
             55,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                   59,675
             63,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                  69,615
                                                                                                      -------------
                                                                                                          1,057,913

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
             48,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                       50,640

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            104,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                    66,040
             37,463 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                       28,097
                                                                                                      -------------
                                                                                                             94,137

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            215,000 CSX Corp. notes 4 7/8s, 2009                                                            229,100

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Archstone-Smith Operating Trust notes 5s, 2007 (R)                                      271,616
             22,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                         23,650
             40,000 iStar Financial, Inc. sr. notes 7s, 2008 (R)                                             41,300
                                                                                                      -------------
                                                                                                            336,566

Regional Bells (--%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                     135,000
            190,000 Telus Corp. notes 8s, 2011 (Canada)                                                     217,788
            225,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                         270,288
                                                                                                      -------------
                                                                                                            623,076

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Fred Meyer, Inc. Holding Co. company guaranty 7.45s, 2008                               505,021
            100,000 JC Penney Co., Inc. notes 7.6s, 2007                                                    102,000
             85,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                 90,525
            105,000 Sears Roebuck Acceptance FRN Ser. MTN, 3.18s, 2004                                      105,000
             50,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                               49,500
            120,000 Southland Corp. sr. sub. debs. 5s, 2003                                                 120,000
                                                                                                      -------------
                                                                                                            972,046

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            330,000 British Telecommunications PLC notes 8 3/8s, 2010 (United Kingdom)                      414,475
            235,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                           260,827
            100,000 Citizens Communications Co. notes 9 1/4s, 2011                                          129,865
             55,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      58,025
            215,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                      227,199
            620,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                               679,726
                                                                                                      -------------
                                                                                                          1,770,117

Tire & Rubber (--%)
-------------------------------------------------------------------------------------------------------------------
             64,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                      46,080

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
            145,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             150,410
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $26,996,710)                                  $28,516,276

ASSET-BACKED SECURITIES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $294,000 ACE Securities Corp. Ser. 03-FM1, Class A, IO, 5.5s, 2005                               $30,662
            193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                            215,919
            542,172 AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 1.73s, 2029                             542,172
             76,000 Ameriquest Mortgage Securities, Inc. FRN Ser. 02-4, Class M4,
                    5.07s, 2033                                                                              67,048
                    Amortizing Residential Collateral Trust
            131,440 Ser. 02-BC3N, Class B2, 7s, 2032                                                        130,195
          2,296,364 Ser. 01-BC6, Class A, IO, 6s, 2004                                                       87,066
          1,190,000 Ser. 02-BC1, Class A, IO, 6s, 2005                                                       60,806
          2,300,455 Ser. 02-BC3, Class A, IO, 6s, 2005                                                      150,927
          2,858,727 Ser. 02-BC5, Class A, IO, 6s, 2004                                                      126,973
          2,380,909 Ser. 02-BC6, Class A, IO, 6s, 2004                                                      117,339
          2,781,818 Ser. 02-BC7, Class A, IO, 6s, 2004                                                      150,601
            100,000 FRN Ser. 02-BC1, Class M2, 2.42s, 2032                                                   96,715
            155,686 Arc Net Interest Margin Trust 144A Ser. 02-8A, Class A1, 7 3/4s, 2032                   154,403
                    Asset Backed Funding Certificates
             91,654 Ser. 02-NC1, Class N1, 8.84s, 2032                                                       91,195
            110,000 FRN Ser. 02-OPT1, Class M3, 2.72s, 2032                                                 110,000
             52,991 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                            52,726
                    Asset Backed Securities Corp. Home Equity Loan Trust
          2,709,000 Ser. 02-HE1, Class A, IO, 5.05s, 2032                                                   112,044
             72,000 FRN Ser. 03-HE1, Class M4, 5.81s, 2033                                                   64,021
            488,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.27s, 2009                           485,083
                    Bayview Financial Acquisition Trust
            270,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                                                     16,411
            224,785 FRN Ser. 01-DA, Class M3, 2.72s, 2031                                                   221,913
         11,835,892 Bayview Financial Acquisition Trust 144A Ser. 02-XA, Class AIO1, IO,
                    1.32s, 2005                                                                             142,401
            130,000 Capital One Master Trust 144A FRN Ser. 01-5, Class C, 2.46s, 2009                       124,074
            211,000 Capital One Multi-Asset Execution Trust FRN Ser. 03-A1, Class A1,
                    1.7s, 2009                                                                              211,523
             50,000 CDC Mortgage Capital Trust FRN Ser. 03-HE2, Class B3, 5.07s, 2033                        41,346
                    Chase Funding Net Interest Margin
             30,057 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      29,904
             94,898 Ser. 02-2, Class Note, 8 1/2s, 2035                                                      94,490
             13,186 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                     13,115
             59,998 Chase Funding Net Interest Margin 144A Ser. 02-3, Class Note,
                    8 1/2s, 2035                                                                             59,788
                    Conseco Finance Securitizations Corp.
          1,040,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      1,003,128
            545,000 Ser. 01-04, Class A4, 7.36s, 2019                                                       532,935
            370,000 Ser. 01-3, Class A4, 6.91s, 2033                                                        351,082
            250,000 Ser. 01-4, Class B1, 9.4s, 2010                                                          87,500
            839,320 Ser. 02-1, Class A, 6.681s, 2032                                                        847,646
            295,000 Ser. 02-1, Class M2, 9.546s, 2032                                                       177,000
            750,816 Ser. 02-2, Class A, IO, 8.5s, 2010                                                      244,034
          2,267,257 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A, Class AP,
                    IO, 5s, 2025                                                                            117,537
            308,000 Consumer Credit Reference IDX Securities FRB Ser. 02-1A, Class A,
                    3.29s, 2007                                                                             302,499
             43,000 CS First Boston Mortgage Securities Corp. FRN Ser. 02-1, Class M2,
                    2.72s, 2032                                                                              42,097
            772,315 First Franklin Mortgage Loan Asset Backed Certificates Ser. 02-FF3,
                    Class A, IO, 6s, 2004                                                                    39,394
            725,000 First Franklin Mortgage Loan Asset Backed Certificates Ser. 03-FFB,
                    Class A, IO, 6s, 2004                                                                    62,792
            195,563 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                             195,439
            890,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2031                             807,295
             50,000 GSAMP Trust FRN Ser. 03-HE1, Class B2, 5.319s, 2033                                      43,609
             53,617 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                    52,545
          2,084,932 Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.81s, 2028                          35,999
            365,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.07s, 2037                                        331,993
             40,000 Long Beach Mortgage Loan Trust Ser. 03-M4, 9.36s, 2033                                   32,832
                    Madison Avenue Manufactured Housing Contract
         19,420,559 Ser. 02-A, IO, 0.3s, 2032                                                               230,619
            272,097 FRN Ser. 02-A, Class B1, 4.57s, 2032                                                    176,863
            291,437 Marriot Vacation Club Owner Trust 144A FRB Ser. 02-1A, Class A1,
                    2.018s, 2010                                                                            291,437
            142,335 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                           133,994
                    Morgan Stanley Dean Witter Capital I
            105,000 FRN Ser. 01-NC3, Class B1, 3.77s, 2031                                                   98,064
            402,000 FRN Ser. 01-NC4, Class B1, 3.82s, 2032                                                  371,716
            130,000 FRN Ser. 02-AM2, Class B1, 3.57s, 2032                                                  113,577
            400,000 FRN Ser. 02-HE1, Class B1, 3.12s, 2032                                                  365,328
             82,424 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                 82,012
             73,000 Option One Mortgage Loan Trust FRN Ser. 03-3, Class M6,
                    4.829s, 2033                                                                             63,605
            127,696 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                             127,377
                    Pass-Through Amortizing Credit Card Trust
            168,782 Ser. 02-1A, Class A3FL, 4.318s, 2012                                                    168,149
            226,168 Ser. 02-1A, Class A4FL, 6.818s, 2012                                                    225,320
          1,018,817 Residential Asset Securities Corp. Ser. 02-KS6, Class AIO, IO, 4.5s, 2005                40,120
            104,453 Sasco Arc Net Interest Margin Notes 144A Ser. 03-BC2A, Class A,
                    7 3/4s, 2033                                                                            104,149
                    Structured Asset Investment Loan Trust
          3,123,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                      222,497
          1,694,000 Ser. 03-BC3, Class A, IO, 6s, 2004                                                      106,860
            705,000 Ser. 03-BC4, Class A, IO, 6s, 2004                                                       44,701
          1,290,000 Ser. 03-BC5, Class A, IO, 6s, 2004                                                       81,792
            100,000 FRN Ser. 03-BC4, Class B, 4.818s, 2033                                                   91,266
                    Structured Asset Securities Corp.
          1,426,091 Ser. 02-BC1, Class A, IO, 6s, 2004                                                       90,995
          4,500,000 Ser. 02-BC8, Class A, IO, 6s, 2004                                                      265,406
          1,159,364 Ser. 02-BC9, Class A, IO, 6s, 2004                                                       73,976
             78,530 Xerox Equipment Lease Owner Trust FRB Ser. 01-1, Class A,
                    3.31s, 2008                                                                              78,553
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $13,733,127)                                    $12,756,592

WARRANTS (--%) (a) (NON) (cost $611)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                 73 Sun Healthcare Group, Inc.                                          2/28/05                 $1

SHORT-TERM INVESTMENTS (3.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $18,194,368 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.37% and due dates ranging from
                    June 2, 2003 to July 25, 2003 (d)                                                   $18,187,924
         75,719,991 Short-term investments held in Putnam commingled cash account with yields ranging from 1.21% to 2.63% and due dates ranging
                    from June 2, 2003 to July 28, 2003 (d)                                               75,719,991
                                                                                                      -------------
                    Total Short-Term Investments (cost $93,907,915)                                     $93,907,915
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,447,187,073)                                          $2,647,584,874
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,654,879,920.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at May 31, 2003.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at May 31, 2003 (Unaudited)

               Market        Aggregate Face       Delivery        Unrealized
               Value              Value             Date         Appreciation
------------------------------------------------------------------------------
Euro         $179,260           $164,211           6/18/03          $15,049
------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003 (Unaudited)
                                                                  Unrealized
                       Market     Aggregate Face   Expiration    Appreciation/
                       Value           Value          Date      (Depreciation)
------------------------------------------------------------------------------
US Treasury Note
5yr (Long)          $16,311,938     $16,229,883      Sep-03         $82,055
US Treasury Note
10yr (Long)           6,158,750       6,155,866      Sep-03           2,884
US Treasury Bond
(Short)               4,649,531       4,598,178      Sep-03         (51,353)
------------------------------------------------------------------------------
                                                                    $33,586
------------------------------------------------------------------------------
TBA Sale Commitments at May 31, 2003 (Unaudited)
(proceeds receivable $14,272,501)
                                Principal   Settlement
Agency                           Amount        Date          Value
------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation,
4 1/2s, June 2018             $6,600,000     6/17/03      $6,767,059
FNMA, 7s, June 2033            2,458,000     6/12/03       2,589,351
FNMA, 5s, June 2033            4,816,000     6/12/03       4,940,917
------------------------------------------------------------------------------
                                                         $14,297,327
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $17,795,533 of securities
on loan (identified cost $2,447,187,073) (Note 1)                            $2,647,584,874
-------------------------------------------------------------------------------------------
Cash                                                                                429,027
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         6,718,011
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           56,954,252
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   16,578,833
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                              15,049
-------------------------------------------------------------------------------------------
Total assets                                                                  2,728,280,046

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                69,899
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 32,492,901
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,482,666
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,065,462
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          255,399
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        99,481
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,338
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,238,160
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $14,272,501) (Note 1)        14,297,327
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               18,187,924
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              208,569
-------------------------------------------------------------------------------------------
Total liabilities                                                                73,400,126
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,654,879,920

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,687,850,958
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     10,138,248
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (243,569,650)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               200,460,364
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,654,879,920

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,657,926,848 divided by 121,198,181 shares)                                       $13.68
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.68)*                              $14.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($605,445,709 divided by 44,615,137 shares)**                                        $13.57
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($50,856,332 divided by 3,734,966 shares)**                                          $13.62
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($115,439,639 divided by 8,499,514 shares)                                           $13.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.58)*                              $14.07
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,067 divided by 78 shares)                                                        $13.68
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($225,210,325 divided by 16,460,161 shares)                                          $13.68
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $198,132)                                      $27,529,170
-------------------------------------------------------------------------------------------
Interest                                                                          4,516,262
-------------------------------------------------------------------------------------------
Securities lending                                                                   22,691
-------------------------------------------------------------------------------------------
Total investment income                                                          32,068,123

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,921,446
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,087,592
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    30,637
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     14,757
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,787,523
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,599,178
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               210,689
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               374,657
-------------------------------------------------------------------------------------------
Other                                                                             1,059,427
-------------------------------------------------------------------------------------------
Total expenses                                                                   14,085,906
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (244,097)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,841,809
-------------------------------------------------------------------------------------------
Net investment income                                                            18,226,314
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (101,976,372)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     226,758
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              71
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                              (50,715)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              15,049
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
and TBA sale commitments during the period                                      212,777,167
-------------------------------------------------------------------------------------------
Net gain on investments                                                         110,991,958
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $129,218,272
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $18,226,314           $30,535,818
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (101,800,258)         (129,419,518)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      212,792,216           (84,267,420)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            129,218,272          (183,151,120)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (11,636,521)          (18,192,028)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,476,576)           (3,196,884)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (197,743)             (235,689)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (586,777)             (833,256)
-------------------------------------------------------------------------------------------------------
   Class R                                                                     (4)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,426,770)           (1,897,912)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                                     --           (15,355,732)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (6,706,294)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (397,247)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (938,998)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (1,204,123)
-------------------------------------------------------------------------------------------------------
From net realized short-term gain on investments
   Class A                                                                     --            (2,345,993)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,024,489)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (60,686)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (142,422)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (183,949)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     334,243,250           461,103,585
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          447,137,131           225,236,763

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 2,207,742,789         1,982,506,026
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $10,138,248 and $8,236,325, respectively)                $2,654,879,920        $2,207,742,789
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.15       $14.62       $14.86       $15.76       $16.94       $16.04
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .11          .23          .23          .26          .26          .27
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52        (1.30)        (.13)         .62          .37         1.68
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .63        (1.07)         .10          .88          .63         1.95
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.19)        (.25)        (.25)        (.24)        (.28)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments              --         (.21)        (.09)       (1.53)       (1.57)        (.77)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.10)        (.40)        (.34)       (1.78)       (1.81)       (1.05)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.68       $13.15       $14.62       $14.86       $15.76       $16.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.90*       (7.52)         .70         6.81         4.16        12.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,657,927   $1,395,261   $1,247,244   $1,074,958   $1,150,143   $1,114,690
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .53*        1.00          .97          .96          .94          .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .91*        1.65         1.55         1.88         1.62         1.68
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.11*       59.27 (d)    70.40 (d)    74.41       112.36        94.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.05       $14.51       $14.75       $15.64       $16.83       $15.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .12          .12          .16          .14          .15
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .51        (1.29)        (.13)         .62          .36         1.66
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .58        (1.17)        (.01)         .78          .50         1.81
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.08)        (.14)        (.14)        (.12)        (.16)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments              --         (.21)        (.09)       (1.53)       (1.57)        (.77)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.06)        (.29)        (.23)       (1.67)       (1.69)        (.93)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.57       $13.05       $14.51       $14.75       $15.64       $16.83
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.49*       (8.22)        (.06)        6.06         3.34        12.04
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $605,446     $520,369     $535,367     $469,748     $631,736     $638,660
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.75         1.72         1.71         1.69         1.74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .53*         .90          .80         1.13          .87          .95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.11*       59.27(d)     70.40(d)     74.41       112.36        94.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                              May 31                                          Feb. 1, 1999+
operating performance               (Unaudited)          Year ended November 30         to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.10       $14.56       $14.81       $15.71       $15.76
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .12          .12          .16          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .51        (1.28)        (.13)         .62         (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .58        (1.16)        (.01)         .78          .11
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.09)        (.15)        (.15)        (.16)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments              --         (.21)        (.09)       (1.53)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.06)        (.30)        (.24)       (1.68)        (.16)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.62       $13.10       $14.56       $14.81       $15.71
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.47*       (8.15)        (.06)        6.02          .68*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $50,856      $40,600      $31,813      $15,380      $13,092
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.75         1.72         1.71         1.40*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .53*         .90          .80         1.13          .74*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.11*       59.27 (d)    70.40 (d)    74.41       112.36
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.06       $14.52       $14.76       $15.66       $16.85       $15.96
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .25          .16          .19          .18          .19
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53        (1.38)        (.13)         .62          .36         1.67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .59        (1.13)         .03          .81          .54         1.86
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.07)        (.12)        (.18)        (.18)        (.16)        (.20)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments              --         (.21)        (.09)       (1.53)       (1.57)        (.77)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.07)        (.33)        (.27)       (1.71)       (1.73)        (.97)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.58       $13.06       $14.52       $14.76       $15.66       $16.85
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(b)               4.61*       (7.93)         .20         6.28         3.60        12.35
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $115,440      $99,382      $70,250      $50,033      $60,128      $58,891
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .78*        1.50         1.47         1.46         1.44         1.49
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .66*        1.16         1.05         1.38         1.12         1.17
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.11*       59.27 (d)    70.40 (d)    74.41       112.36        94.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                  For the period
                                   Jan. 21, 2003+
Per-share                            to May 31
operating performance               (Unaudited)
-------------------------------------------------
                                        2003
-------------------------------------------------
Net asset value,
beginning of period                   $12.90
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                .09
-------------------------------------------------
Net realized and unrealized
gain on investments                      .74
-------------------------------------------------
Total from
investment operations                    .83
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.05)
-------------------------------------------------
Total distributions                     (.05)
-------------------------------------------------
Net asset value,
end of period                         $13.68
-------------------------------------------------
Total return at
net asset value (%)(b)                  6.47*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .47*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57*
-------------------------------------------------
Portfolio turnover (%)                 31.11*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                       For the period
Per-share                              May 31                                                       Oct. 1, 1998+
operating performance               (Unaudited)                 Year ended November 30               to Nov. 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.16       $14.62       $14.86       $15.76       $16.94       $14.88
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .12          .19          .27          .29          .31          .05
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52        (1.22)        (.13)         .63          .36         2.01
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .64        (1.03)         .14          .92          .67         2.06
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.22)        (.29)        (.29)        (.28)          --
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments              --         (.21)        (.09)       (1.53)       (1.57)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.43)        (.38)       (1.82)       (1.85)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.68       $13.16       $14.62       $14.86       $15.76       $16.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.95*       (7.22)         .96         7.08         4.42        13.84*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $225,210     $152,130      $97,831      $42,898      $50,150      $10,057
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .40*         .75          .72          .71          .69          .12*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.03*        1.91         1.77         2.13         1.87          .33*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.11*       59.27(d)     70.40(d)     74.41       112.36        94.77
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market valued at last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported as in the case of some securities traded over-the-counter a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

J) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2003, the value of securities loaned amounted to $17,795,533. The fund received cash collateral of $18,187,924 which is pooled with collateral of other Putnam funds into 41 issuers of high grade short-term investments.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended May 31, 2003 the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $104,678,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2003 $7,523,031 of losses recognized during the period November 1, 2002 to November 30, 2002.

The aggregate identified cost on a tax basis is $2,476,420,142, resulting in gross unrealized appreciation and depreciation of $291,310,055 and $120,145,323, respectively, or net unrealized appreciation of $171,164,732.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution.

Note 2
Management fees, administrative
services, and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2003, the fund's expenses were reduced by $244,097 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,287 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $381,890 and $4,992 from the sale of class A and class M shares, respectively, and received $440,722 and $4,117 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $758 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months period ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $941,054,281 and $627,044,403, respectively. Purchases and sales of U.S. government obligations aggregated $40,729,880 and $62,942,816, respectively.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,887,231        $361,301,358
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               860,222          10,693,943
---------------------------------------------------------------------------
                                            29,747,453         371,995,301

Shares repurchased                         (14,629,241)       (181,844,742)
---------------------------------------------------------------------------
Net increase                                15,118,212        $190,150,559
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,641,614        $672,539,410
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,578,216          32,645,364
---------------------------------------------------------------------------
                                            31,219,830         705,184,774

Shares repurchased                         (18,240,293)       (410,107,001)
---------------------------------------------------------------------------
Net increase                                12,979,537        $295,077,773
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,412,038        $141,454,261
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               178,385           2,204,923
---------------------------------------------------------------------------
                                            11,590,423         143,659,184

Shares repurchased                          (6,843,464)        (84,037,648)
---------------------------------------------------------------------------
Net increase                                 4,746,959         $59,621,536
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,892,637        $299,035,852
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               682,803           9,682,661
---------------------------------------------------------------------------
                                            22,575,440         308,718,513

Shares repurchased                         (19,609,338)       (265,102,615)
---------------------------------------------------------------------------
Net increase                                 2,966,102         $43,615,898
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,214,509         $15,182,004
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,876             171,999
---------------------------------------------------------------------------
                                             1,228,385          15,354,003

Shares repurchased                            (593,680)         (7,392,268)
---------------------------------------------------------------------------
Net increase                                   634,705          $7,961,735
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,476,431         $34,195,448
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                42,766             605,058
---------------------------------------------------------------------------
                                             2,519,197          34,800,506

Shares repurchased                          (1,603,926)        (22,102,688)
---------------------------------------------------------------------------
Net increase                                   915,271         $12,697,818
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,628,774         $20,333,169
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                46,446             574,260
---------------------------------------------------------------------------
                                             1,675,220          20,907,429

Shares repurchased                            (784,862)         (9,703,327)
---------------------------------------------------------------------------
Net increase                                   890,358         $11,204,102
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,178,667         $58,860,807
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               131,345           1,845,825
---------------------------------------------------------------------------
                                             4,310,012          60,706,632

Shares repurchased                          (1,538,480)        (20,601,941)
---------------------------------------------------------------------------
Net increase                                 2,771,532         $40,104,691
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                              May 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         77              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                     1                   4
---------------------------------------------------------------------------
                                                    78               1,004

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        78              $1,004
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,081,182         $80,012,323
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               114,705           1,426,770
---------------------------------------------------------------------------
                                             6,195,887          81,439,093

Shares repurchased                          (1,299,947)        (16,134,779)
---------------------------------------------------------------------------
Net increase                                 4,895,940         $65,304,314
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,300,599        $101,738,085
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               235,956           3,285,984
---------------------------------------------------------------------------
                                             7,536,555         105,024,069

Shares repurchased                          (2,665,043)        (35,416,664)
---------------------------------------------------------------------------
Net increase                                 4,871,512         $69,607,405
---------------------------------------------------------------------------

At May 31, 2003 Putnam Investments LLC owned 78 class R shares of the fund (100% of class R shares outstanding), valued at $1,067.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*  Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA020-88672  012/192/626  7/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Equity Income Fund
Supplement to Semiannual Report dated 5/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
-------------------------------------------------------------------------------

Total return for periods ended 5/31/03

                                                NAV

6 month                                        4.95%
1 year                                        -6.88
5 years                                       11.88
Annual average                                 2.27
10 years                                     174.05
Annual average                                10.61

Share value:                                    NAV

11/30/02                                     $13.16
5/31/03                                      $13.68

-------------------------------------------------------------------------------
Distributions:     No.          Income          Capital gains          Total
                    2           $0.119                --              $0.119
-------------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003